AMENDED EXHIBIT A
                              DATED JUNE 24, 2015
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED FEBRUARY 12, 2014

                            SHAREHOLDER SERVICE FEES

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FUND                                   CLASS OF SHARES       MAXIMUM SHAREHOLDER
                                                                 SERVICE FEE
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NorthPointe Micro Cap Equity      Investor Class Shares            0.25%
Fund
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NorthPointe Small Cap             Investor Class Shares            0.25%
Growth Fund
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NorthPointe Small Cap Value       Investor Class Shares            0.25%
Fund
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NorthPointe Large Cap Value       Investor Class Shares            0.25%
Fund
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Rothschild Larch Lane             Investor Class Shares            0.10%
Alternatives Fund
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Logan Circle Partners High        R Class Shares                   0.25%
Yield Fund
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Logan Circle Partners             R Class Shares                   0.25%
Emerging Market Debt Fund
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Logan Circle Partners Core        R Class Shares                   0.25%
Plus Fund
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Logan Circle Partners Multi-      R Class Shares                   0.25%
Sector Fixed Income Fund
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Logan Circle Partners Select      R Class Shares                   0.25%
Growth Equities Fund
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Knights Of Columbus Core          Class S Shares                   0.20%
Bond Fund                         Investor Shares
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Knights Of Columbus Limited       Class S Shares                   0.20%
Duration Bond Fund                Investor Shares
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Knights Of Columbus Large         Class S Shares                   0.20%
Cap Growth Fund                   Investor Shares
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Knights Of Columbus Large         Class S Shares                   0.20%
Cap Value Fund                    Investor Shares
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Knights Of Columbus Small         Class S Shares                   0.20%
Cap Equity Fund                   Investor Shares
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Knights Of Columbus               Class S Shares                   0.20%
International Equity Fund         Investor Shares
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Amundi Smith Breeden Total        Service Class Shares             0.20%
Return Bond Fund
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